UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): November 14, 2003
                                                       -----------------


                         ANNTAYLOR STORES CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                                 1-10738                13-3499319
-------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
of  Incorporation)                                          Identification No.)


                             142 West 57th Street
                           New York, New York 10019
  --------------------------------------------------------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
              ---------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                ANNTAYLOR, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                              1-11980                    51-0297083
-------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
of Incorporation)                                           Identification No.)


                             142 West 57th Street
                           New York, New York 10019
  -------------------------------------------------------------------------
  (Address, including Zip Code, of Registrant's Principal Executive Offices)


                                (212) 541-3300
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
                 ---------------------------------------------
                 (Former Names or Former Addresses, if Changed
                              Since Last Report)


This combined Form 8-K is separately filed by each of AnnTaylor Stores Corporation and AnnTaylor, Inc. The information contained herein relating to each individual registrant is filed by such registrant on its own behalf.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 14, 2003, AnnTaylor, Inc. amended and restated its senior secured $175,000,000 revolving credit facility. The Second Amended and Restated Credit Agreement ("Credit Agreement"), which expires in November 2008, replaces the $175,000,000 revolving credit facility that was scheduled to expire by its terms in April 2004. A copy of the Credit Agreement is attached hereto as Exhibit 10.1. The Second Amended and Restated Pledge and Security Agreement is attached hereto as Exhibit 10.2, and the Second Amended and Restated Parent Guaranty is attached hereto as Exhibit 10.3.

         AnnTaylor Stores Corporation issued a press release on November 14, 2003 announcing the Credit Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

             10.1 Second Amended and Restated Credit Agreement, dated as of November 14, 2003, by and among AnnTaylor, Inc., Annco, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the financial institutions from time to time parties thereto, and Bank of America, N.A., as Administrative Agent and as Collateral Agent.

             10.2 Second Amended and Restated Pledge and Security Agreement, dated as of November 14, 2003, by AnnTaylor, Inc., AnnTaylor Stores Corporation, Annco, Inc., AnnTaylor Distribution Services, Inc. and AnnTaylor Retail, Inc. in favor of Bank of America, N.A., in its capacity as administrative agent for each of the Lenders party to the Credit Agreement.

             10.3 Second Amended and Restated Parent Guaranty, dated as of November 14, 2003, made by AnnTaylor Stores Corporation in favor of Bank of America, N.A., in its capacity as administrative agent for each of the Lenders party to the Credit Agreement.

             99.1 Press Release issued by AnnTaylor Stores Corporation on November 14, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                            ANNTAYLOR STORES CORPORATION


                                            By:  /s/ Barbara K. Eisenberg
                                                 -----------------------------
                                                 Barbara K. Eisenberg
Date:  November 14, 2003                         Senior Vice President,
                                                 General Counsel and Secretary


                                            ANNTAYLOR, INC.


                                            By: /s/ Barbara K. Eisenberg
                                                ------------------------------
                                                Barbara K. Eisenberg
Date:  November 14, 2003                        Senior Vice President,
                                                General Counsel and Secretary

                                 EXHIBIT INDEX


Exhibit No.                  Description
----------                   -----------

10.1 Second Amended and Restated Credit Agreement, dated as of November 14, 2003, by and among AnnTaylor, Inc., Annco, Inc., AnnTaylor Distribution Services, Inc., AnnTaylor Retail, Inc., the financial institutions from time to time parties thereto, and Bank of America, N.A., as Administrative Agent and as Collateral Agent.

10.2 Second Amended and Restated Pledge and Security Agreement, dated as of November 14, 2003, by AnnTaylor, Inc., AnnTaylor Stores Corporation, Annco, Inc., AnnTaylor Distribution Services, Inc. and AnnTaylor Retail, Inc. in favor of Bank of America, N.A., in its capacity as administrative agent for each of the Lenders party to the Credit Agreement.

10.3 Second Amended and Restated Parent Guaranty, dated as of November 14, 2003, made by AnnTaylor Stores Corporation in favor of Bank of America, N.A., in its capacity as administrative agent for each of the Lenders party to the Credit Agreement.

99.1           Press Release issued by AnnTaylor Stores Corporation on
               November 14, 2003.